UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest reported event):  May 6, 2006

MOTIENT CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	0-23044	93-0976127
(State or Other Jurisdiction of	(Commission	(IRS Employer
Incorporation)	File Number)	Identification No.)

300 Knightsbridge Pkwy.
Lincolnshire, IL		60069
(Address of Principal		(Zip Code)
Executive Offices)

Registrant’s telephone number, including area code:  847-478-4200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registration under any of the following provisions (see General Instruction A.2. below):

☐               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒             Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐               Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward-Looking Statements

This Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements regarding our expected financial position and operating results, our business strategy, and our financing plans are forward-looking statements. These statements can sometimes be identified by our use of forward-looking words such as “may,” “will,” “anticipate,” “estimate,” “expect,” “project,” or “intend.”  These forward-looking statements reflect our plans, expectations, and beliefs and, accordingly, are subject to certain risks and uncertainties. We cannot guarantee that any of such forward-looking statements will be realized.

Statements regarding factors that may cause actual results to differ materially from those contemplated by such forward-looking statements (“Cautionary Statements”) include, among others, those under the caption “Risk Factors” in our annual report on Form 10-K, as amended, for the year ended December 31, 2005. All of our subsequent written and oral forward-looking statements (or statements that may be attributed to us) are expressly qualified by the Cautionary Statements. You should carefully review the risk factors described in our other filings with the Securities and Exchange Commission (the “SEC”) from time to time.

Our forward-looking statements are based on information available to us today, and we undertake no obligation to update these statements. Our actual results may differ significantly from the results discussed.

Item 1.01 — Entry Into a Material Definitive Agreement

On May 6, 2006, Motient Corporation (“Motient”) entered into an Exchange Agreement (the “MSV Exchange Agreement”) with SkyTerra Communications, Inc. (“SkyTerra”) pursuant to which Motient, through its wholly-owned subsidiary Motient Ventures Holding Inc., will exchange all of its shares of common stock of Mobile Satellite Ventures GP Inc. (“MSV GP”) and all approximately 15.7 million limited partnership interests of Mobile Satellite Ventures LP (“MSV”) for approximately 44.3 million shares of non-voting common stock of SkyTerra in one or more closings pursuant to the terms of the MSV Exchange Agreement. The shares of non-voting SkyTerra common stock will be exchangeable for shares of voting common stock in certain circumstances set forth in the MSV Exchange Agreement.

Under the MSV Exchange Agreement, Motient will initially exchange all of its directly owned MSV GP shares and 57.5% of its directly owned MSV limited partnership units for 25.5 million SkyTerra shares (the “Initial Closing”), and Motient intends to exchange the remainder of its MSV limited partnership units over the next several years. Motient has agreed to use its commercially reasonable efforts to distribute the SkyTerra shares it acquires at the Initial Closing to its common stockholders. The intended distribution of the SkyTerra shares to Motient’s common stockholders will be a taxable event to those stockholders. In addition, pursuant to the terms of Motient’s preferred stock, Motient is required to make adequate provision such that the holders of Motient’s preferred stock shall receive, in the event they convert such shares into shares of Motient common stock, the same number of shares of SkyTerra common stock as if they had converted their shares of Motient preferred stock into common stock immediately prior to Motient’s distribution of the SkyTerra shares to its common stockholders. Due to this requirement, Motient will retain sufficient MSV limited partnership units such that Motient may exchange such units at subsequent closings for additional SkyTerra shares in the event a holder of Motient preferred stock elects to convert its preferred shares into shares of Motient common stock.

At the Initial Closing of the transactions contemplated by the MSV Exchange Agreement, Motient and SkyTerra will enter into a Registration Rights Agreement pursuant to which SkyTerra will file a registration statement with the SEC for the resale of the SkyTerra shares issued to Motient that are not otherwise distributed to Motient’s stockholders. A copy of the MSV Exchange Agreement is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

On May 6, 2006, certain corporations of which Motient, certain funds affiliated with Columbia Capital and Spectrum Equity Investors are stockholders (collectively, the “Blocker Corporations”) entered into six Exchange Agreements (collectively, the “Blocker Exchange Agreements”) with SkyTerra pursuant to which the Blocker Corporations will exchange their shares of common stock of MSV GP and approximately 3.5 million limited partnership interests of MSV, constituting all of the interests in MSV held by the Blocker Corporations, for an aggregate of approximately 10.0 million shares of common stock of SkyTerra. Of such shares, Motient will be the beneficial owner of approximately 3.6 million of the SkyTerra shares issued in the exchange through its ownership interests in the Blocker Corporations.

In connection with the Blocker Exchange Agreement, SkyTerra, the Blocker Corporations and the stockholders of the Blocker Corporations entered into a Registration Rights Agreement pursuant to which SkyTerra will file a registration statement with the SEC relating to the resale of all of the SkyTerra shares to be issued to the Blocker Corporations by the Blocker Corporations and their stockholders. A copy of the form of Blocker Exchange Agreement is filed as Exhibit 99.2 hereto and the corresponding Registration Rights Agreement is filed as Exhibit 99.3 hereto, both of which are incorporated herein by reference.

Following the completion of the transactions contemplated by the MSV Exchange Agreement and the Blocker Exchange Agreements, Motient would be the beneficial owner of approximately 57.2% of the outstanding shares of SkyTerra common stock on a fully-diluted basis and SkyTerra would own approximately 69.5% of the limited partnership units of MSV LP. Other MSV limited partners will have the opportunity to tag on to these transactions on the same terms on which SkyTerra is acquiring the MSV limited partnership units from Motient and the Blocker Corporations. To the extent any such limited partners elect to tag, SkyTerra’s ownership in MSV would increase.

On May 6, 2006, Motient and certain funds affiliated with Columbia Capital and Spectrum Equity Investors (collectively, the “Funds”) entered into eight Exchange Agreements (collectively, the “Fund Exchange Agreements”) pursuant to which the Funds will exchange an aggregate of approximately 1.5 million shares of common stock of TerreStar Networks Inc. (“TerreStar”), constituting all of the shares of TerreStar common stock owned by the Funds, for an aggregate of approximately 2.7 million shares of common stock of Motient. Following these transactions, Motient will own approximately 58.5% of the outstanding shares of TerreStar common stock on a fully-diluted basis. Other TerreStar stockholders will have the opportunity to tag on to this transaction on the same terms on which Motient is acquiring the TerreStar shares. To the extent any such stockholders elect to tag, Motient’s ownership in TerreStar would increase.

In connection with the Fund Exchange Agreements, Motient and the Funds entered into a Registration Rights Agreement pursuant to which Motient will file a registration statement with the SEC relating to the resale of the Motient shares issued to the Funds pursuant to the Fund Exchange Agreements. A copy of the form of Fund Exchange Agreement is filed as Exhibit 99.4 hereto and the corresponding Registration Rights Agreement is filed as Exhibit 99.5 hereto, both of which are incorporated herein by reference.

The closing of the transactions discussed above will be subject to various closing conditions, including FCC and other regulatory approval. Accordingly, Motient can not assure you that these transactions will close on the terms outlined here, if at all.

On May 6, 2006, Motient and a sufficient number of TerreStar stockholders entered into Amendment No. 2 to the TerreStar Networks, Inc. Stockholders’ Agreement (“Amendment No. 2”) which amended, effective immediately, certain provisions of the existing TerreStar Networks, Inc. Stockholders’ Agreement relating to the issuance of additional securities by TerreStar and the “Tag Along Rights” among TerreStar stockholders. A copy of Amendment No. 2 is filed as Exhibit 99.6 hereto and is incorporated herein by reference.

On May 6, 2006, Motient and a sufficient number of TerreStar stockholders entered into an Amended and Restated TerreStar Networks, Inc. Stockholders’ Agreement (the “Amended and Restated Stockholders’ Agreement”) which amended and restated, effective immediately prior to the Initial Closing under the MSV Exchange Agreement, the current Stockholders’ Agreement to revise and delete certain provisions of the existing agreement among TerreStar stockholders. A copy of the Amended and Restated Stockholders’ Agreement is filed as Exhibit 99.7 hereto and is incorporated herein by reference.

On May 6, 2006, SkyTerra, Motient and a sufficient number of stockholders of MSV GP entered into Amendment No. 3 to the Mobile Satellite Ventures GP Inc. Stockholders’ Agreement (the “MSV Stockholders’ Agreement Amendment”) which amended, effective immediately, certain provisions in the existing Stockholders’ Agreement of MSV GP relating to the “Tag Along Rights” and “Right of First Refusal” among such stockholders. A copy of the MSV Stockholders’ Agreement Amendment is filed as Exhibit 99.8 hereto and is incorporated herein by reference.

Item 9.01 — Financial Statements and Exhibits

(d)	Exhibits

99.1	Exchange Agreement dated May 6, 2006 by and among Registrant, Motient Ventures Holding Inc. and SkyTerra Communications, Inc.

99.2

Form of Exchange Agreement dated May 6, 2006 by and among Registrant, MVH Holdings, Inc., SkyTerra Communications, Inc., and certain corporations affiliated with Registrant, Columbia Capital and Spectrum Equity Investors

99.3	Registration Rights Agreement dated May 6, 2006 by and among Registrant, SkyTerra Communications, Inc., each of the Blocker Corporations and each of the stockholders of the Blocker Corporation

99.4	Form of Exchange Agreement dated May 6, 2006 by and among Registrant and certain funds affiliated with Columbia Capital and Spectrum Equity Investors

99.5	Registration Rights Agreement dated May 6, 2006 by and among Registrant and certain funds affiliated with Columbia Capital and Spectrum Equity Investors

99.6	Amendment No. 2 to TerreStar Networks, Inc. Stockholders’ Agreement

99.7	TerreStar Networks Inc. Amended and Restated Stockholders’ Agreement

99.8	Amendment No. 3 to Amended and Restated Stockholders’ Agreement of Mobile Satellite Ventures GP Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOTIENT CORPORATION

By:	/s/ Robert Macklin
Robert Macklin
Secretary and General Counsel

Date:  May 11, 2006